UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________________________________________________
FORM 8-K/A
________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
July 7, 2016
Date of Report (date of earliest event reported)
__________________________________________________________
salesforce.com, inc.
(Exact name of registrant as specified in its charter)
__________________________________________________________

Delaware	001-32224	94-3320693
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

The Landmark @ One Market, Suite 300
San Francisco, CA 94105
(Address of principal executive offices)
Registrant’s telephone number, including area code: (415) 901-7000
N/A
(Former name or former address, if changed since last report)
 ________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Amendment No. 1

This Form 8-K/A is filed as an amendment (Amendment No. 1) to the Current Report on Form 8-K filed by salesforce.com, inc. on July 11, 2016. Amendment No. 1 is being filed to include the financial statements and financial information required under Item 9.01.

TABLE OF CONTENTS

Item 9.01 Financial Statements and Exhibits

SIGNATURE

EXHIBIT LIST

EXHIBIT 23.1

EXHIBIT 99.1

EXHIBIT 99.2

EXHIBIT 99.3

Section 9 – Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.
The unaudited condensed consolidated financial statements of Demandware, Inc. as of June 30, 2016 and for the three and six months ended June 30, 2016 and 2015 and the notes related thereto are filed as Exhibit 99.1 to this Current Report on Form 8-K/A and are incorporated herein by reference.
The audited consolidated financial statements of Demandware, Inc. as of December 31, 2015 and 2014 and for the three years in the period ended December 31, 2015 and the notes related thereto are filed as Exhibit 99.2 to this Current Report on Form 8-K/A and are incorporated herein by reference.

(b) Pro Forma Financial Information.
The unaudited pro forma combined financial information of salesforce.com, inc. and Demandware, Inc. for the year ended January 31, 2016 and for the six months ended July 31, 2016 and the notes related thereto are filed as Exhibit 99.3 to this Current Report on Form 8-K/A and are incorporated herein by reference.

(d) Exhibits.

Exhibit Number	Description of Exhibit

23.1	Consent of Deloitte & Touche LLP, Independent Registered Public Accounting Firm of Demandware, Inc.

99.1	Unaudited condensed consolidated financial statements of Demandware, Inc. as of June 30, 2016 and for the three and six months ended June 30, 2016 and 2015 and the notes related thereto

99.2	Audited consolidated financial statements of Demandware, Inc. as of December 31, 2015 and 2014 and for the three years in the period ended December 31, 2015 and the notes related thereto

99.3
Unaudited pro forma combined financial information of salesforce.com, inc. and Demandware, Inc. for the year ended January 31, 2016 and for the six months ended July 31, 2016 and the notes related thereto

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	September 1, 2016	salesforce.com, inc.

/S/ MARK J. HAWKINS
Mark J. Hawkins Executive Vice President and Chief Financial Officer(Principal Financial Officer)

EXHIBIT LIST

Exhibit Number	Description of Exhibit

23.1	Consent of Deloitte & Touche LLP, Independent Registered Public Accounting Firm of Demandware, Inc.

99.1	Unaudited condensed consolidated financial statements of Demandware, Inc. as of June 30, 2016 and for the three and six months ended June 30, 2016 and 2015 and the notes related thereto

99.2	Audited consolidated financial statements of Demandware, Inc. as of December 31, 2015 and 2014 and for the three years in the period ended December 31, 2015 and the notes related thereto

99.3
Unaudited pro forma combined financial information of salesforce.com, inc. and Demandware, Inc. for the year ended January 31, 2016 and for the six months ended July 31, 2016 and the notes related thereto